                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    GOLDEN ISLES FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             Gregory S. Junkin, Paul D. Lockyer, Scott A. Junkin
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  IMPORTANT
                                  ---------

TO:     Our Fellow Shareholders

FROM:   Gregory S. Junkin and Paul D. Lockyer

RE: Golden Isles Financial Holdings, Inc. - Special Meeting of Shareholders Scheduled for March 11, 1997

DATE:   February 14, 1997


--------------------------------------------------------------------------------

                           INSTRUCTIONS FOR SIGNING

                              GREEN PROXY CARDS


If your shares or units are held in the name of a


                        -  brokerage firm

                        -  bank

                        -  bank nominee

                        -  other financial institution

only that FIRM can execute a proxy card on your behalf. Please contact the person responsible for your account and give instructions for a GREEN proxy card to be voted FOR Proposal A and Proposal B and the Proposal regarding chairmanship of the Special Meeting and return it to us immediately. Your vote is important.

If your stock certificates are in your possession, please sign your GREEN proxy card exactly as your stock certificate is made out.

                                 FOR EXAMPLE:


STOCK IN THE NAME OF:                                   VALID SIGNATURE
---------------------                                   ---------------


INDIVIDUAL
----------

John G. Doe                                             John G. Doe

                          RE PROXY CARD INSTRUCTIONS


STOCK IN THE NAME OF                            VALID SIGNATURE

JOINT (both sign)
John G. Doe and Jane B. Doe                     John G. Doe
                                                Jane B. Doe
TRUST
(1) ABC Trust                                   John G. Doe, Trustee
(2) Jane B. Doe, Trustee U/T/O 12/28/72         Jane B. Doe

PARTNERSHIP
(1) The ABC Partnership                         Jane B. Doe, Partner
(2) Doe & Harris Limited Partnership            John G. Doe General Partner

CUSTODIAL or ESTATE
(1) John G. Doe, Custodian F/B/O Amy Doe UGMA   John G. Doe
(2) Estate of John G. Doe                       Jane B. Doe, Executrix

CORPORATE ACCOUNTS
(1) XYZ Corp.                                   XYZ Corp., John G. Doe,
                                                  Treasurer*

(2) XYZ Corp.                                   John G. Doe, Treasurer*
(3) XYZ Corp. c/o John G. Doe Treasurer         John G. Doe
(4) XYZ Corp. Profit Sharing Plan               John G. Doe, Trustee

We strongly recommend that your vote FOR Proposal A and Proposal B and the Proposal regarding chairmanship of the meeting on your GREEN proxy card.

Please carefully complete the GREEN proxy card per the instructions (including dating it) and return it to us immediately.

If you have any questions or need assistance in voting your shares, please contact either of us at the telephone numbers below.

        GREGORY S. JUNKIN                       PAUL D. LOCKYER
        (912) 638-4447                          (912) 638-2381


*Note: In the these cases, title information (such as "Treasurer," etc.,) is CRITICALLY important.